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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 1998



                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038


    Rhode Island                                              05-036-6090
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
  incorporation or organization)


                 475 Kilvert Street, Warwick, Rhode Island 02886
          (Address of principal executive offices, including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         The July 28, 1998 Press Release of the Registrant attached hereto as
EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).       Exhibits

         99   Press Release, dated July 28, 1998, of Network Six, Inc.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Network Six, Inc.
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                                           (Registrant)


Date:  July 28, 1998                       By:      /s/ Dorothy M. Cipolla
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                                                    Dorothy M. Cipolla
                                                    Chief Financial Officer